United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-8977

GE Private Asset Management Funds, Inc.

(Exact name of registrant as specified in charter)

GE Financial Trust Company, 3200 North Central Ave., 6th Floor, Dept. 612, Phoenix, AZ 85012

(Address of principal executive offices)  (Zip code)

Regina M. Fink, 16501 Ventura Blvd., Ste 201, Encino, CA 91436

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 957-9700

Date of fiscal year end:     9/30

Date of reporting period:    03/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report

GE CONTRA FUND

SEMI-ANNUAL REPORT | MARCH 31, 2005

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

WHAT’S INSIDE

WHAT’S INSIDE

Letter from the President	1

Fund at a Glance	3

Fund Expenses	4

Schedule of Investments	6

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

LETTER FROM THE PRESIDENT

Dear Shareholder,	May 20, 2005

Following is the semi-annual report for the GE Contra Fund ("Fund" or "Contra Fund") for the six months ended March 31, 2005. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions and the Fund’s performance over the six-month reporting period. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of certain equity assets managed by GE Private Asset Management, Inc. ("GEPAM") for its private clients. GEPAM also acts as investment adviser to the Contra Fund.

GEPAM analyzes various mutual funds and direct securities held by certain clients and performs statistical analyses of the characteristics of these securities at an individual security and/or portfolio level.

Based on these analyses, GEPAM determines a composite portfolio, which it calls the Equity Benchmark, and then instructs Credit Suisse Asset Management, LLC ("CSAM"), the Fund’s Sub-Adviser, of the level and nature of the downside protection—or "contra" holdings—specifically designed to serve as a counterbalance for the Equity Benchmark. CSAM uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Fund generally will increase when the value of the Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the Equity Benchmark increases, or remains flat, the value of your investment in the Fund generally will decrease.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GEPAM uses the Fund in its Actively Managed Protection ("AMP") service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. The Contra Fund is not publicly available nor is it intended to serve as a complete investment program.

Market Overview

2005 has shown a considerable change in environment versus the end of 2004. With the Presidential election resolved and with economic numbers remaining firm, the equity markets in general posted very strong results in the final quarter of 2004. For many equity indices—most, if not all—the gains for 2004 were captured in that final quarter. During the first quarter of 2005 however—most, if not all—major equity indices posted negative results, as investors fretted over oil prices, which stubbornly remained above $50 a barrel. In addition, the Federal Reserve Board continued along its path of measured increases to the Fed Funds Rate, with the target rate hitting 2.75% in March 2005. The steady march upwards in the Fed Funds Rate finally began to have an impact on longer-term bonds, with bond returns stalling in the first quarter as well.

Option volatility remained low during this interval, at levels last seen in the early to mid-nineties. This suggests that investors are unconcerned with significant market turmoil in the near term, and that in fact investors have become rather complacent. However, our research indicates that periods of low market volatility are often followed by periods of higher volatility.

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Fund Overview

The decline in the Fund during the six-month reporting period (October 1, 2004, through March 31, 2005) can be attributed primarily to the slightly increased value in the equity markets and to the premiums paid for put options1.

The strategy implemented for the Fund during this most recent reporting period included purchase of out-of-the-money put options2 on the Russell 2000 Index3 and S&P 500 Index4. If markets were to appreciate, remain unchanged or even decline to a level that was above the strike price, the cost borne would be the premium paid for these securities. Since the overall returns in the market have been positive since September 2004, the Fund’s performance declined. This affected that typically small portion of client assets allocated to Fund shares.

Based on its current structure, we would anticipate that the value of the Fund will appreciate if the market declines significantly. Additionally, it is our expectation that if the equity markets continue to behave in a manner similar to what has been experienced over the six-month reporting period, the value of the Fund will decline. This performance is consistent with the role of the Fund in GEPAM’s Actively Managed Protection service.

Fund Performance

For the period ended March 31, 2005, the GE Contra Fund returned a negative 97.20%. Over the same period, the S&P 500 Index returned 6.88%. As discussed, the Fund’s negative performance is consistent with expectations since it is designed to increase in value when the broad-based stock market declines and decrease in value when the market gains in value. Thank you for your investment in the GE Contra Fund. We look forward to continuing to serve your investment needs in the future.

Gurinder S. Ahluwalia
President, GE Private Asset Management, Inc.

The views of the Fund’s Adviser are as of the date of this letter and the Fund holdings described in this document are as of March 31, 2005; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities. In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investment portfolio. These statements are subject to risks and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund’s Adviser has no obligation to update or revise forward-looking statements.

The information provided in this letter by the Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in derivatives, such as options and futures, which can be illiquid and difficult to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[1]	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.

[2]	"Out-of-the-money" put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value.

[3]
The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[4]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

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Fund at a Glance (unaudited)

Investment Breakdown*

March 31, 2005

* As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2004, and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenes that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return (1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio(3)	the Period(3)
GE Contra Fund	(97.20)%	$1,000.00	$28.00	1.75%	$4.49

(1)	For the six months ended March 31, 2005.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total returnis not annualized as it may not be representative of the total return for the year.

(3)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(2)
GE Contra Fund	5.00%	$1,000.00	$1,016.21	1.75%	$8.80

(1)	For the six months ended March 31, 2005.

(2)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Schedule of Investments (unaudited)		March 31, 2005

CONTRACTS	SECURITY	VALUE
PURCHASED OPTIONS — 92.9%
	Russell 2000 Index:
1,350	Put @ 600, Expire 6/05	$2,072,250
	S&P 500 Index:
1,350	Put @ 1,140, Expire 6/05	1,883,250
5,200	Put @ 1,150, Expire 6/05	8,320,000
100	Put @ 1,190, Expire 6/05	310,000
100	Put @ 1,190, Expire 6/05	245,000
	TOTAL PURCHASED OPTIONS
	(Cost — $13,009,100)	12,830,500
FACE
AMOUNT
SHORT-TERM INVESTMENTS — 6.5%
	U.S. Treasury Bills:
$ 895,000	Due 6/9/05 (Cost — $890,381)	890,440
	TOTAL INVESTMENTS — 99.4%
	(Cost — $13,899,481*)	13,720,940
	Other Assets in Excess of Liabilities — 0.6%	84,731
	TOTAL NET ASSETS — 100.0%	$13,805,671
* Aggregate cost for Federal income tax purposes is $13,720,940.

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)	March 31, 2005

ASSETS:
Investments, at value (Cost - $13,009,100)	$12,830,500
Short-term investments, at value (Cost - $890,381)	890,440
Cash	56,686
Receivable for Fund shares sold	2,191
Receivable from Manager	15,865
Prepaid Expenses	26,622
Total Assets	13,822,304
LIABILITIES:
Payable to affiliates	4,185
Payable for Fund shares reacquired	1,640
Accrued expenses	10,808
Total Liabilities	16,633
Total Net Assets	$13,805,671
NET ASSETS:
Par value of capital shares	$95,353
Capital paid in excess of par value	253,349,287
Accumulated net investment loss	(48,560)
Accumulated net realized loss from investment transactions	(239,411,868)
Net unrealized depreciation on investments	(178,541)
Total Net Assets	$13,805,671
Shares Outstanding	95,352,506
Net Asset Value, Per Share	$0.14

See Notes to Financial Statements.

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Statement of Operations (unaudited)	March 31, 2005

For the Six Months Ended March 31, 2005

INVESTMENT INCOME:
Interest		$25,371
EXPENSES:
Management fee (Note 2)	$50,408
Audit and Legal	22,641
Administration, Accounting Services, Transfer Agency,
and Shareholder Services fee (Note 2)	18,351
Shareholder communications	17,697
Trustees' fees	14,533
Registration fees	13,295
Administration fee (Note 2)	10,856
Custody	5,668
Compliance program fees	3,422
Transfer agency services (Note 2)	1,062
Other	5,201
Total Expenses	163,134
Less: Fees waived and expenses reimbursed by manager	(89,203)
Net Expenses		73,931
Net Investment Loss		(48,560)
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (Note 3):
Net Realized Loss From Investment Transactions		(27,884,457)
Net Change in Unrealized Appreciation/Depreciation on Investments		3,263,459
Net Realized and Unrealized Loss on Investments		(24,620,998)
Decrease in Net Assets From Operations		$(24,669,558)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended March 31, 2005 (unaudited)
and the Year Ended September 30, 2004

	2005	2004
OPERATIONS:
Net investment loss	$(48,560)	$(255,550)
Net realized loss	(27,884,457)	(145,386,990)
Net change in unrealized appreciation/depreciation	3,263,459	2,315,450
Decrease in Net Assets From Operations	(24,669,558)	(143,327,090)
FUND SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	21,574,594	91,315,168
Cost of shares reacquired	(937,774)	(16,501,557)
Increase in Net Assets From Fund Share Transactions	20,636,820	74,813,611
Decrease in Net Assets	(4,032,738)	(68,513,479)
NET ASSETS:
Beginning of period	17,838,409	86,351,888
End of period	$13,805,671	$17,838,409

Accumulated Net Investment Loss	$48,560	$—

See Notes to Financial Statements.

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Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

GE CONTRA FUND(1)(2)	2005(3)	2004	2003	2002	2001	2000
Net Asset Value,
Beginning of Period	$5.00	$991.00	$5,135.00	$5,035.00	$1,086.00	$2,265.00
Income (Loss) From Operations:
Net investment income (loss)	(0.00)*	(0.00)*	(0.12)	(0.31)	(0.09)	0.27
Net realized and unrealized gain (loss)	(4.86)	(986.00)	(2,271.00)	1,824.00	3,972.00	(1,140.00)
Total Income (Loss) From Operations	(4.86)	(986.00)	(2,283.00)	1,793.00	3,963.00	(1,113.00)
Less Distributions From:
Net investment income	—	—	—	—	(13.00)	(66.00)
Net realized gains	—	—	(1,861.00)	(1,693.00)	(1.00)	—
Total Distributions	—	—	(1,861.00)	(1,693.00)	(14.00)	(66.00)
Net Asset Value, End of Period	$0.14	$5.00	$991.00	$5,135.00	$5,035.00	$1,086.00
Total Return	(97.20)%	(99.50)%	(48.83)%	95.70%	366.57%	(49.75)%
Net Assets, End of Period (000s)	$13,806	$17,838	$86,352	$165,882	$94,007	$25,188
Ratios to Average Net Assets:
Net Expenses	1.75%	1.75%	1.51%	1.72%	1.71%	1.50%
Expenses before voluntary
expense reimbursement	3.89%	1.85%	1.51%	1.72%	1.71%	2.00%
Net investment income (loss)	(1.19)%	(0.79)%	(0.79)%	(1.14)%	(0.39)%	2.17%
Portfolio turnover rate	0%	0%	0%	0%	0%	0%

(1)	Effective October 6, 2004, per share amounts were restated to reflect a 1 for 100 reverse stock split.

(2)	Per share amounts have been calculated using the monthly average shares method.

(3)	For the six months ended March 31, 2005 (unaudited).

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

The GE Contra Fund ("Fund"), a separate investment fund of the GE Private Asset Management Funds, Inc. ("Series"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Investments traded on national exchanges are valued at the closing prices on such markets. Investments for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of an investment has been significantly affected by events after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

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Notes to Financial Statements (continued)

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract my not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(e) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

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Notes to Financial Statements (continued)

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any; at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. During the six months ended March 31, 2005, no such reclassifications were made to the fund.

2. Management Agreement, Administration Agreement, and Other Transactions

GE Private Asset Management, Inc. ("Manager"), acts as the Fund’s investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective December 28, 2004, Integrated Fund Services, Inc. ("IFS") provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Fund. For these services, IFS receives an annual fee from the Fund.

Prior to December 28, 2004, Smith Barney Fund Management LLC, an indirect wholly-owned subsidiary of Citigroup Inc., acted as the Fund’s administrator for which the Fund paid a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets or a minimum of $50,000 depending upon which amount is greater. This fee was calculated daily and paid monthly.

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Notes to Financial Statements (continued)

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

Capital Brokerage Corp. acts as the Fund’s distributor.

Under the terms of the Compliance Services Agreement between the Fund and IFS, IFS provides certain compliance services to the Fund, including developing and assisting in implementing a compliance program for IFS on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Operating Officer.

3. Investments

During the six months ended March 31, 2005, the Fund did not enter into any written option contracts.

4. Capital Shares

At March 31, 2005, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	March 31, 2005	September 30, 2004
Shares sold	79,577,907	363,609,923
Shares reacquired	(336,535,700)	(20,008,933)
Net Increase (Decrease)	(256,957,793)	343,600,990

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Notes to Financial Statements (continued)

5. Federal Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2004	2003
Net long-term capital gains	—	$37,990,253
Ordinary income	—	23,507,264
Total distributions paid	—	$61,497,517

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(92,652,017	)*
Other book/tax temporary differences	(122,317,395	)**
Total accumulated losses	$(214,969,412)

*
On September 30, 2004, the Fund had a net capital loss carryforward of approximately $92,652,017, of which $40,176,801 expires in 2011 and $52,475,216 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**
Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and the realization for tax purposes of unrealized gains/(losses) on certain option contracts.

6. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Approval of Investment Advisory Contract

Each of the Investment Management Agreement and the Investment Sub-Advisory Agreement (collectively, "Agreements") has an initial term of two years and continues in effect, from year to year thereafter, if such continuance is specifically approved at least annually by the Fund’s Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the independent Directors of the Fund’s Board with such independent Directors casting votes in person at a meeting called for such purpose. The Fund’s Board has unanimously approved renewal of the Fund’s Investment Management Agreement

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Notes to Financial Statements (continued)

with GE Private Asset Management, Inc., ("GEPAM" or "Adviser") and the Investment Sub-Advisory Agreement with Credit Suisse Asset Management, LLC, ("CSAM" or "Sub-Adviser"), each for an additional one-year term through December 31, 2005. The material factors and the conclusions that formed the basis for the Board’s approvals are described below.

Materials Reviewed

During the course of each year, the independent Directors receive a wide variety of materials relating to the nature, extent and quality of services provided by GEPAM and CSAM. The current independent Directors have served since August 2004 and, before considering approval of renewal of the Agreements, requested, through their independent legal Counsel, from both GEPAM and CSAM responses to a number of inquiries regarding: the Advisers’ businesses, including compliance matters; personnel and operations; services to the Fund; fees to the Fund and their expenses and profitability; distribution of the Fund; and portfolio transactions and brokerage. Both GEPAM and CSAM replied to these requests by written responses, by production of documents and by in person presentations at the Board meeting called for the purpose of considering the renewal of the Agreements.

Nature, Extent and Quality of Services Provided

GEPAM’s services to the Fund include an analysis of certain equity holdings, including both equity securities and mutual funds shares, of its clients, and a determination of an equity benchmark. GEPAM then instructs CSAM as to the level and nature of the downside protection that the Fund should deliver against this benchmark. CSAM uses quantitative and qualitative processes to select the Fund’s portfolio holdings. The Board examined the extent of the work and analysis performed by both the Adviser and Sub-Adviser and the success of the Fund in fulfilling its objective, as discussed below. The Board considered GEPAM’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs and compliance personnel; its efforts to keep the Directors informed; and its attention to matters that may involve conflicts of interest with the Fund.

Investment Results

The objective of the Fund is to provide protection against declines in the value of certain equity assets managed by GEPAM for its private clients. The Fund fulfills this goal by including in its holdings options on stock indices. Because of this

16    GE Private Asset Management Funds, Inc.  |  2005 Semi-Annual Report

Notes to Financial Statements (continued)

hedging technique, the Fund is designed to increase in value when the equity benchmark declines and to decrease in value when the equity benchmark increases. Because of the Fund’s objective and design, no appropriate peer group has been identified for the Fund and an examination of Fund performance in isolation is inappropriate. Therefore, the Board reviewed not only the performance results of the Fund, but also looked at the performance of equity and other indices and compared the performance results of the GEPAM advisory services which included Fund shareholders with the performance of GEPAM advisory services which did not include allocations to the Fund. The portfolios of Fund shareholders were found to benefit from their investment in the Fund in that their portfolios decreased less during declines in the broad stock market than did the accounts of GEPAM clients who were not Fund shareholders. For these reasons, the independent Directors considered the services provided by GEPAM and CSAM to be acceptable and appropriate.

Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Fund (as a percentage of average net assets) compared with the average fees and expenses of other mutual funds including those with similar objectives, as identified by management of the Fund. In light of the Fund’s objective and its role in the management of equity assets managed by GEPAM for its private clients, however, the Board did not consider such comparative fee and expense information as being disposative to its considerations. The Board reviewed GEPAM’s Income Statements and Balance Sheets and a profitability analysis. The Board acknowledged that GEPAM had waived its advisory fee and reimbursed expenses to the Fund and, therefore, was not profitable to GEPAM nor, at this time, did it present any opportunities for economies of scale. The Board noted that GEPAM indirectly benefits from advising the Fund because the Fund is integral to other GEPAM advisory services. The Board reviewed the audited Consolidated Financial Statements of CSAM and requested and received a breakout of CSAM personnel time spent on the Fund. The Board acknowledged that the Sub-Adviser is paid a percentage of Fund assets and the asset value of the Fund is relatively small, resulting in the potential for only minimal profitability, if any, for CSAM.

Conclusion

After requesting and reviewing such information as they deemed necessary, and taking into account the role that the Fund plays in the management of equity assets

17    GE Private Asset Management Funds, Inc.  |  2005 Semi-Annual Report

Notes to Financial Statements (continued)

managed by GEPAM for its private clients, the Board concluded that the continuation of the Investment Management Agreement and Investment Sub-Advisory Agreement were in the best interests of the Fund and its shareholders, that the advisory fee is reasonable, and that the Fund and its shareholders have received reasonable value in return for those fees, and unanimously approved renewal of the Agreements at their December 2, 2004 meeting, as being in the best interests of the Fund and its shareholders. In deciding to approve renewal of the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. The independent Directors were advised by legal Counsel, independent of both GEPAM and CSAM, throughout the process, and the independent Directors met in private session with independent Counsel, at which no representatives of GEPAM or CSAM were present, to discuss theses matters. The Fund and each Adviser may terminate their Agreement on sixty days written notice without penalty and the Agreements will terminate in the event of assignment (as defined in the 1940 Act).

18    GE Private Asset Management Funds, Inc.  |  2005 Semi-Annual Report

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GE Private Asset Management Funds, Inc

GE Contra Fund

The Fund is a separate investment fund of the GE Private Asset Management Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1- 800-238-0810.

Information on how the fund voted-proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-238-0810, (2) on the fund’s website at www.gepam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the GE Private Asset Management Funds, Inc. — GE Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR
Capital Brokerage Corporation
3001 Summer Street
P.O. Box 120041
Stamford, CT 06912

ADVISER
GE PRIVATE ASSET MANAGEMENT, INC.
16501 Ventura Blvd., Suite 201
Encino, CA 91436

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Directors, is available, without charge, upon request to GE Private Asset Management, Inc., at 800-238-0810.

GECONT 5/04

Item 2. Code of Ethics.

Not required in semiannual report filings.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filings.

Item 4. Principal Accountant Fees and Services.

Not required in semiannual report filings.

Item 5. Audit Committee of Listed Companies.

Not applicable and not required in semiannual report filings.

Item 6. Schedule of Investments.

The schedule is included as part of GE Contra Fund Semiannual Report filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Companies.

Not applicable to open-end investment management companies.

Item 8. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a)    Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of Ethics. Not Applicable

(a)(2) Certifications required by Item 10(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   GE Private Asset Management Funds, Inc.

By (Signature and Title)

/s/ Gurinder Ahluwalia

Gurinder Ahluwalia
President

Date: June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Gurinder Ahluwalia

Gurinder Ahluwalia
Principal Executive Officer

Date: June 9, 2005

By (Signature and Title)

/s/ Thomas Rose

Thomas Rose
Chief Financial Officer

Date: June 9, 2005